UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	November 16, 2016

SBT Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

000-51832	20-4343972
(Commission File Number)	(IRS Employer Identification No.)

86 Hopmeadow Street, Weatogue, CT	06089
(Address of Principal Executive Offices)	(Zip Code)

(860) 408-5493
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events.

On November 16, 2016, SBT Bancorp, Inc. declared a quarterly cash dividend of $0.14 per share of common stock.  The dividend will be payable on December 16, 2016 to shareholders of record on December 2, 2016.

On November 17, 2016, SBT Bancorp, Inc. issued a press release entitled "SBT Bancorp Announces Quarterly Dividend", a copy of which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 – Financial Statements and Exhibits.

(d)   Exhibits

99.1      Press Release of SBT Bancorp, Inc. dated November 17, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SBT BANCORP, INC.

		By:	/s/ Martin J. Geitz
		Name:	Martin J. Geitz
		Title:	President & Chief Executive Officer

Dated:	November 17, 2016

Exhibit Index

Exhibit No.	Description

99.1	Press Release of SBT Bancorp, Inc. dated November 17, 2016